================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Civic Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 Civic Bancorp
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             [CIVIC BANCORP LOGO]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 3, 2001

To the Shareholders of Civic BanCorp:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Civic BanCorp will be held at 2101 Webster Street, 1st Floor, Oakland, California on May 3, 2001 at 4:00 p.m., for the following purposes:

  1. Electing directors to serve for ensuing year;

  2. Ratification of the Board of Directors' selection of KPMG LLP as independent accountants for the year 2001; and

  3. Transacting such other business as may properly come before the meeting or any adjournment thereof.

  The close of business on March 6, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

  Whether or not you plan to attend the meeting, you may vote by completing, signing and returning the enclosed proxy card promptly. Your proxy card may be revoked at any time prior to the time it is voted.

                                          By Order of the Board of Directors

                                          Herbert C. Foster
                                          President and Chief Executive
                                           Officer

April 3, 2001
(Approximate mailing date of proxy materials)

                       Place and Time of Annual Meeting

                        2101 Webster Street, 1st Floor
                           Oakland, California 94612
                                   4:00 p.m.

                                PROXY STATEMENT
                                      OF
                                 CIVIC BANCORP

                              2101 Webster Street
                           Oakland, California 94612

                        Annual Meeting of Shareholders
                                  May 3, 2001

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Civic BanCorp (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 3, 2001 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and any adjournment thereof. These proxy materials were mailed to shareholders on or about April 3, 2001.

                            PURPOSE OF THE MEETING

  The meeting is to be held for the purpose of:

  1. Electing fifteen (15) directors (the entire Board of Directors).

  2. Ratifying the selection of KPMG LLP as independent public accountants for the year 2001.

  3. Acting upon such other business as may properly come before the meeting or any adjournment thereof.

                      GENERAL PROXY STATEMENT INFORMATION

Revocability of Proxies

  Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Amy Haggerty, a written notice of revocation or by presenting, prior to closing of the polls at the meeting, a duly executed proxy bearing a later date. A shareholder may also revoke the proxy by attending the meeting and electing to vote in person at the meeting.

Solicitation of Proxies

  This proxy solicitation is made by the Board of Directors of the Company and the cost of the solicitation is being borne by the Company. Solicitation is being made by this Proxy Statement and may also be made by employees of the Company who may communicate with shareholders or their representatives in person, by telephone or by additional mailings in connection with proxies, although no employee will be specifically engaged for that purpose and no employee will receive additional compensation for these activities.

Outstanding Securities and Voting Rights

  As of March 6, 2001, the Company had 5,000,578 shares of common stock, no par value, issued and outstanding, held by approximately 1,500 shareholders. Only those shareholders of record of the Company's common stock as of the record date, March 6, 2001 will be entitled to notice of and to vote in person or by proxy at the meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

  Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has a number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The proxy holders are given, under the terms of the Company's proxy, discretionary authority to cumulate votes represented by shares for which they are named proxy.

  In the election of directors, the fifteen (15) candidates receiving the highest number of votes will be elected. Ratification of the selection of KPMG LLP as independent public accountants requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented at the meeting. Broker non-votes (i.e. shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal), are counted as present for determining whether a quorum is present. In determining whether a proposal has received the requisite number of affirmative votes, abstentions will have the effect of a negative vote and broker nonvotes will be disregarded and have no effect on the outcome of the vote.

  If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as you specify in the proxy. If no specification is made, it will be voted FOR the election of directors nominated by the Board of Directors, and FOR ratification of KPMG LLP as independent public accountants, and will be voted on such other matters as may come before the meeting at the discretion of the proxy holders.

  The Board of Directors of the Company is not aware of any other matters to come before the meeting, and recommends that the shareholders vote FOR the election of the directors nominated by the Board of Directors, and FOR ratification of KPMG LLP as independent public accountants.

Principal Shareholders

  No persons are known to the Board of Directors to have beneficial ownership, directly or indirectly, of more than 5% of the Company's issued and outstanding shares of common stock as of March 6, 2001 other than as follows:

                                                              Amount of  Percent
                                                              beneficial   of
   Name and address of beneficial owner                       ownership   class
   ------------------------------------                       ---------- -------
   C. Donald Carr............................................ 1,282,107   25.6%
    1001 Dry Creek Road
    Napa, CA 94558

   Paul R. Handlery..........................................   387,178    7.7%
    C/O Handlery Hotels
    180 Geary Street
    San Francisco, CA 94108

   Banc Funds Company, LLC...................................   339,888    6.8%
    208 South LaSalle Street, Suite 1680
    Chicago, IL 60684

   Dimensional Fund Advisors, Inc. ..........................   253,696    5.1%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401

Proposals of Shareholders

  Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is submitted in a timely manner and in a form that complies with applicable regulations. For any such shareholder proposal to be included in the proxy statement to be prepared for next year's annual meeting, the shareholder must submit the proposal prior to December 4, 2001 in a form that complies with applicable regulations. Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at a shareholder meeting. Shareholder proposals are subject to regulation under Federal securities laws.

Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                1. PROPOSAL ONE
                             ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors shall be not less than eleven (11) nor more than twenty (20). By resolution the Board of Directors has fixed the number of directors at fifteen (15).

Nominees to the Board of Directors

  The procedure governing nominations for election to the Board of Directors is set forth in Sections 3.19 and 3.20 of the Bylaws, which provide as follows:

  Section 3.19. NOMINATIONS FOR ELECTION OF DIRECTORS. Nominations for election of members of the Board of Directors may be made by the Board of Directors (or the nominating committee of the Board of Directors) or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than by the Board of Directors or its nominating committee) must be made in writing and be delivered or mailed to the President of the corporation by the later of the close of business: (i) 90 days prior to any meeting of shareholders at which Directors will be elected or (ii) in case of an annual meeting of shareholders, not later than 90 days before the anniversary of the previous year's annual meeting. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
  (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address (or business address, if the notifying shareholder is not a natural person) of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominees and by the notifying shareholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with

  Article Three, Section 3.20 of these Bylaws. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to such nomination from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of the election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of Article Three, Section 3.19 of these Bylaws will be provided to any shareholder upon receipt of a written request thereof, addressed to the President of the corporation.

  Section 3.20. QUALIFICATIONS OF DIRECTORS. No person shall be a member of the Board of Directors (a) who is a director, officer, employee, agent, nominee, attorney or other representative for any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or (b) who has, or has been or is the nominee of anyone who has, any contract, arrangement or understanding with any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or with any officer, director, employee, agent, nominee, attorney or other representative thereof, pursuant to which he or she will disclose or in any way utilize information obtained as a director for purposes other than for the benefit of this corporation or that he or she will, directly or indirectly, attempt to effect or encourage any action of this corporation for the benefit of any person or entity other than this corporation, or (c) who has not owned at least $1,000 fair market value of the corporation's Common Stock for at least 90 days prior to the date of his or her election as a director.

  Subparagraph (c) shall not apply to an individual hired by the corporation's Board of Directors to be President and Chief Executive Officer of this corporation until such time as that individual has been employed by the corporation for a period of two years.

  The Board of Directors of this corporation or a committee thereof, shall make the determination whether any person who seeks to become a director complies with the provisions of this Section 3.20.

  Each of the Board's nominees to the Board of Directors of the Company has served as a director of the Company and its subsidiary CivicBank of Commerce ("Bank") since 1984 except Herbert C. Foster, who was appointed in March, 1993, Wayne S. Doiguchi who was appointed in May, 1998, John E. Lindstedt, who was appointed in 1999, Gordon Gravelle and Craig Anderson who were appointed in May, 2000, and James P. Green DDS who is being nominated for the first time.

  The 15 persons named below will be nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes by the Company's proxy holders will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve. There are no family relationships among any of the nominees for director or any of the executive officers of the Company.

  The following list of directors provides information with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. Reference is made to the section "Security Ownership of Management" for information pertaining to stock ownership of the nominees.

                       Director
 Name              Age  Since      Business Experience During Past Five Years
 ----              --- -------- -----------------------------------------------
 David L. Cutter   72    1984   Former chairman of Cutter Laboratories, Inc.;
                                chairman of Rossmoor Medical Center, director
                                of CHAD Therapeutics, Inc.; member of American
                                Institute of Certified Public Accountants.

 Edward G. Mein    71    1984   Owner of Mein Investment Co., a real estate
                                management, development and lending company.

 Edward G. Roach   62    1984   President of ER Development, a real estate
                                development firm.

 James C. Johnson  67    1984   Chairman of JAE Properties, Inc., a real estate
                                broker, property manager, developer and
                                syndicator.

 Dale D. Reed      69    1984   Chairman and chief executive officer of Buran &
                                Reed, Inc., a diversified investment company;
                                vice chairman of the San Leandro Planning
                                Commission, and a past president and current
                                trustee of the San Leandro Scholarship
                                Foundation; director of Goodwill Industries of
                                East Bay; chairman of the San Leandro
                                Industrial & Technology Roundtable.

 Barclay Simpson   79    1984   Chairman of Simpson Manufacturing Co., Inc., a
                                manufacturer of construction products; owner of
                                Barclay Simpson Fine Arts Gallery in Lafayette;
                                director of Calendar-Robinson Insurance Co.
                                San Francisco; former director and president of
                                the Bay Area Rapid Transit District (BART);
                                trustee of the California College of Arts and
                                Crafts and the University Art Museum, Berkeley.

 C. Donald Carr    69    1984   Chairman of the Company since July, 1995; owner
                                of The Carr Company, a real estate brokerage
                                and development business.

 Herbert C. Foster 61    1993   President and chief executive officer of the
                                Company and Chairman and Chief Executive
                                Officer of the Bank since March, 1993;
                                president and chief executive officer of
                                Pacific Bay Bank, San Pablo, CA during 1992 and
                                president of University National Bank & Trust
                                Company, Palo Alto, CA from 1983 to 1991.

 John W. Glenn     72    1984   Founder, consultant, and retired CEO of John
                                Glenn Adjusters and Administrators, Inc.;
                                former director and president of San Francisco
                                Bay Area Rapid Transit District (BART); member
                                President's Council, Southeast Missouri State
                                University; past president of East Bay Claims
                                Association; past president of California
                                Association of Independent Insurance Adjusters.

 Paul C. Kepler    57    1984   President of The Kepler Co., a private
                                investment firm; former chief executive officer
                                of LINC Capital Corporation, an equipment
                                leasing and real estate financing company from
                                1986 to 1993; owner of the Seascape Sports
                                Club; director of the United States Tennis
                                Association (USTA)--Northern California
                                Section.

 Wayne S. Doiguchi 51    1998   President and CEO of Park Investment Company, a
                                venture capital company since 1993; president
                                of Japanese American Chamber of Commerce; Board
                                of Trustees, Yu-Ai-Kai, Community Senior
                                Service; director, Community Youth Service;
                                director San Jose Sports Authority.

                        Director
 Name               Age  Since     Business Experience During Past Five Years
 ----               --- -------- ----------------------------------------------
 John E. Lindstedt  66    1999   President of the Bank from February, 1994
                                 through January 1999; formerly with Wells
                                 Fargo Bank, N.A., San Francisco since 1965;
                                 executive vice president in capacity of senior
                                 lending officer of Corporate Banking Group
                                 from 1988 to 1994.

 Gordon Gravelle    49    2000   Director of East County Bank from 1986 through
                                 March, 2000. Owns and operates Suncrest Homes
                                 a real estate development company; trustee of
                                 Sutter Delta Medical Center.

 Craig Andersen     50    2000   Director of East County Bank from 1998 through
                                 February 2000. Mr. Andersen is a partner in
                                 the law firm of Andersen, Bonnifield & Cottle
                                 in Concord. He is also the chairman of the
                                 Board of Corey Delta Construction and the
                                 owner of Trans Pacific Golf, Inc.

 James P. Green DDS 59  Nominee  Director of East County Bank from 1986 through
                                 March, 2000. Operates a dentistry practice in Antioch, California.

  The enclosed proxy will be voted in favor of the election of the above-named nominees as directors, unless authority to vote for one or more directors is withheld. If any of the nominees should be unable or decline to serve, which is not anticipated, discretionary authority is reserved for the proxy holders to vote for a substitute, to be designated by the present Board of Directors.

Certain Committees of the Board of Directors

  The Board of Directors of the Company has an Audit Committee, composed of John W. Glenn (Chairman), David L. Cutter, and Craig Andersen. The Audit Committee met seven times in 2000 for the purpose of reviewing overall operations of the Company. As part of its duties, the Audit Committee examines the results of the financial statements and reports prepared by the Company's independent auditors and makes recommendations thereon to the Board of Directors.

  The Board of Directors of the Company has a Strategic Options Committee whose members in 2000 were Wayne Doiguchi (Chairman), C. Donald Carr, John Lindstedt, Gordon Gravelle and Barclay Simpson. The Strategic Options Committee met six times in 2000 to consider strategic alternatives available to the Company.

  The Board of Directors of the Company has a Personnel Committee whose members in 2000 were Barclay Simpson (Chairman), David L. Cutter, James C. Johnson, Edward Mein and Edward Roach. The Personnel Committee met four times in 2000 to consider the hiring and compensation of officers and employees of the Company and the Bank. The Personnel Committee acted as Stock Option Committee under the Stock Option Plan and in this capacity granted stock options under the Stock Option Plan to officers and other employees. The Personnel Committee also functions as the compensation committee and as the nominating committee in connection with the election of directors. The Personnel Committee will consider nominees recommended by shareholders if such recommendations are accompanied by complete biographical and financial statements of the nominee in such form as the Personnel Committee shall require and, for a recommendation made in connection with an annual meeting of shareholders, the recommendation is submitted by November 30 of the preceding year.

  The Board of Directors of the Bank has an Audit Committee and Personnel Committee. These committees consist of the same members as indicated above for the Company and met the same number of times. Each committee had duties at the Bank level similar to those for committees of the Company.

  The Bank also has a Directors Marketing Committee consisting of Craig Andersen (Chairman), James P. Green DDS and Dale Reed. The Marketing Committee was formed in April 2000 and met two times to consider marketing initiatives appropriate to the Company.

  In addition, the Board of Directors of the Bank has a Directors' Loan Committee composed of Dale D. Reed (Chairman), C. Donald Carr, Herbert C. Foster, Wayne Doiguchi, James Johnson, Paul C. Kepler John Lindstedt and Edward G. Mein,. This committee met twenty-six times in 2000. The function of the Directors' Loan Committee is to review certain loans and recommend ratification, when appropriate, to the Board of Directors, and in certain cases to review and approve or disapprove loan applications when the amount requested is above certain thresholds or the applicant is affiliated with the Company or the Bank. The members of the Directors' Loan Committee also serve as the members of the Risk Management Committee. The Risk Management Committee met twelve times in 2000 and is responsible for monitoring the Bank's investment activities and the overall interest rate risk profile.

  Neither the Company nor the Bank has a separate compensation committee or nominating committee; the Personnel Committee of each serves these functions.

Meetings of the Board of Directors

  The Board of Directors of the Bank met in 2000 in regular meetings for a total of nine meetings. The Board of Directors of the Company held nine regular meetings during 2000. No nominee for director, while serving as a director of the Bank and the Company during 2000, attended fewer than 75% of the total number of meetings of the Board and of the committees of which he was a member.

Director Fees

  In 2000 the Bank paid fees to non-employee directors for their services as directors. The payment schedule provides for non-employee directors to be paid a quarterly retainer of $2,500 with the Chairman to receive $3,000 per quarter. Additionally, $3,000 per year will be paid to each director if the Company achieves the business plan and such amounts were paid to the Directors for 2000, 1999 and 1998. Chairmen of the Audit, Loan and Personnel Committees were paid an additional $350 per committee meeting attended. Committee members were paid $250 per meeting attended. Directors who were executive officers were not paid director fees in 2000. Total director fees paid in 2000 were $190,400.

Executive Officers

  The following are the names of the principal executive officers of the Company and the Bank and certain information concerning each of them:

 Name and Age                 Business Experience During Past Five Years
 ------------          --------------------------------------------------------
 Herbert C. Foster, 61 President and Chief Executive Officer of the Company and
                       Chairman and Chief Executive Officer of the Bank since
                       March, 1993; President and Chief Executive Officer of
                       Pacific Bay Bank, San Pablo, CA during 1992 and
                       President of University National Bank & Trust Company,
                       Palo Alto, CA from 1983 to 1991.

 Steven E. Shelton, 40 Appointed President of the Bank effective March 1, 2001.
                       Senior Vice President and Regional Manager of the Contra
                       Costa Region since March 1, 1998, Mr. Shelton has been with CivicBank of Commerce for ten years.

 Gerald J. Brown, 49   Executive Vice President and Chief Financial Officer of
                       the Company and of the Bank since March 1995; Vice
                       President and Controller of the Company and the Bank
                       from July 1993 to March 1995, Vice President--Controller
                       of Comerica Bank, California from November 1986 to June
                       1993.

Security Ownership of Directors and Management

  The following table sets forth the number of the Company's common shares owned, as of March 6, 2001, by the present directors who are also among management's nominees for reelection, by the nominee who is currently a director, by executive officers and by the directors, nominees and executive officers of the Company as a group:

                   Shares of Common Stock Beneficially Owned

                                                                    Percent of
   Name of Beneficial Owner                           Number(1)       Class
   ------------------------                           ---------     ----------
   Craig Andersen....................................       220         .00%
   Gerald J. Brown...................................    26,474(2)      .51
   C. Donald Carr.................................... 1,288,885(3)    24.93
   David L. Cutter...................................    25,587(4)      .49
   Wayne S. Doiguchi.................................     8,009(5)      .15
   Herbert C. Foster.................................   181,914(6)     3.52
   John W. Glenn.....................................    42,265(7)      .82
   Gordon Gravelle...................................     2,220         .04
   James P. Green....................................     4,000         .08
   James C. Johnson..................................    40,299(8)      .78
   Paul C. Kepler....................................    41,251(9)      .80
   John E. Lindstedt.................................    44,630(10)     .86
   Edward G. Mein....................................   104,162(11)    2.02
   Dale D. Reed......................................    68,137(12)    1.32
   Edward G. Roach...................................    37,572(13)     .73
   Steven E. Shelton.................................     9,019(14)     .17
   Barclay Simpson...................................   100,096(15)    1.94
   All directors, nominees and executive officers as
    a group (17 persons)............................. 2,020,740       39.17%

--------
 (1) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property with a spouse and any shares of which beneficial ownership may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (2) Includes 5,886 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (3) Includes 1,282,107 shares held by Mr. Carr jointly with his spouse and 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (4) Includes 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (5) Includes 7,779 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (6) Includes 81,257 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (7) Includes 30,986 shares held by Mr. Glenn jointly with his spouse, 4,501 shares held in trust, John W. Glenn, Trustee, and 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (8) Includes 33,521 shares held by Mr. Johnson jointly with his spouse and 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

 (9) Includes 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

(10) Includes 4,630 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options

(11) Includes 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

(12) Includes 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

(13) Includes 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

(14) Includes 8,083 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

(15) Includes 93,318 shares held by Mr. Simpson jointly with his spouse and 6,778 shares which may be acquired within 60 days of March 6, 2001 by the exercise of stock options.

Change in Control

  The Board of Directors is not aware of any arrangements, including the pledge by any person of shares of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Executive Compensation

  The following table sets forth the compensation of the named executive officers for each of the Company's last three fiscal years whose total annual cash compensation exceeded $100,000.

                          Summary Compensation Table

                                              Annual Compensation    Long Term
                                            ----------------------- Compensation    All Other
Name and Principal Position            Year   Salary     Bonus(1)     Options    Compensation(2)
---------------------------            ---- ----------- ----------- ------------ ---------------
Herbert C. Foster..................... 2000 $190,000.00 $142,200.00  None          $212,723.00
 President and Chief Executive Officer 1999  190,000.00  105,444.00  None           304,260.00
 of the Company and Chairman and Chief 1998  190,000.00  130,700.00  None           125,526.52
 Executive Officer of the Bank

Steven E. Shelton..................... 2000  135,000.00  101,571.00  5,250 shs.      24,335.00
 President of the Bank                 1999  110,000.00   66,296.00  5,595 shs.      14,054.00
                                       1998  100,000.00   34,159.00  6,063 shs.      11,656.00

Gerald J. Brown....................... 2000  110,000.00   31,633.00  7,875 shs.      20,600.00
 Executive Vice President and          1999  100,000.00   21,140.00  7,179 shs.      10,020.00
 Chief Financial Officer of the        1998   90,000.00   18,000.00  None             8,980.00
 Company and the Bank

--------

(1) Represents cash bonus in year earned.

(2) Represents Company contributions to the Profit Sharing Retirement Plan, Company matching contributions under the 401(k) Plan, imputed value of life insurance premiums paid by the Company, contributions to their respective Non-Qualified Deferred Compensation Plan for Messrs. Shelton and Brown of $10,000 each, and for Mr. Foster, the expense associated with a salary continuation plan of $189,726 in 2000 and $101,200 in 1999 and 1998 and the gain on stock options of $180,198 in 1999. Pursuant to a deferred compensation agreement dated December 1, 1996 between Mr. Foster and the Bank, Mr. Foster is entitled to salary continuation benefits of $100,000 per year for 15 years commencing at retirement or if there is a change in control as defined within the agreement. Messrs. Foster and Shelton receive automobile allowances in connection with the performance of their duties.

  The Company pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximating two times their annual salaries. The policies are payable to the officers' designated beneficiaries. A portion of the premium paid by the Bank is imputed as income for tax purposes for the executive officers. Such amounts are included in the compensation table above.

Incentive Reserve/Bonus Plan

  The Bank has an Incentive Reserve/Bonus Plan for its vice presidents and higher-ranking officers (19 persons as of December 31, 2000), including Messrs. Foster, Shelton and Brown. The Bank paid bonuses of $390,086 under this plan for 2000.

  The following table summarizes all stock options granted executive officers in 2000.

Option Grants in Last Fiscal Year

                                                                        Potential Realizable
                                                                          Value at Assumed
                                                                            Annual Rates
                                                                           of Stock Price
                                                                          Appreciation for
                                       Individual Grants                    Option Term
                         ---------------------------------------------- --------------------
                                   % of Total
                                 Options Granted Exercise or
                         Options to Employees in Base Price  Expiration
Name                     Granted   Fiscal Year     ($/Sh)       Date     5% ($)    10% ($)
----                     ------- --------------- ----------- ---------- --------- ----------
Steven E. Shelton.......  5,250        3.9%        $13.10       2010       43,000    110,000
Gerald J. Brown.........  7,875        5.8%        $13.10       2010       65,000    164,000

  The following table summarizes the number of exercisable and unexercisable options held by the named officers at December 31, 2000.

               Aggregated Options/Exercises in Last Fiscal Year
                      and Fiscal Year End Options Values

                                                                          Value of
                                                          Number of     unexercised
                                                         unexercised    in-the-money
                                                         options at      options at
                                                          12-31-00        12-31-00
                         Shares acquired Value realized Exercisable/    Exercisable/
Name                     on exercise (#)      ($)       unexercisable  unexercisable
----                     --------------- -------------- ------------- ----------------
Herbert C. Foster.......       None            None     75,576/14,512 $715,467/$72,464
Steven E. Shelton.......       None            None      4,123/14,700    9,177/ 43,611
Gerald J. Brown.........      3,000         $20,964      4,014/42,143   24,939/ 42,143

Profit Sharing Retirement Plan

  The Board of Directors of the Bank has adopted a Profit Sharing Retirement Plan ("PSRP") available to all employees. The PSRP is intended to provide a tax-deferred compensation and savings vehicle to its participants, and has been ruled by the Internal Revenue Service to comply with requirements for the deductibility of contributions for tax purposes. The PSRP provides for three types of contributions: voluntary contributions by employees; partial matching contributions on a percentage basis determined by the Bank (set at 50% for 2000); and profit-sharing contributions by the Bank at the discretion of its Board of Directors based on earnings of the Bank. The Board did allocate a profit sharing contribution of 4.00% of net income to the PSRP for 2000.

  Employee contributions are fully vested at all times. Employees become vested in profit-sharing contributions and Bank matching contributions at a rate of 20% per year beginning two years after employment.

Contributions are paid to a trustee who receives and pays funds, safeguards and values trust assets, invests trust funds and carries out the directions of the Administrative Committee. The trustee under the PSRP is Wells Fargo Bank. The Administrative Committee consists of members appointed by the Board of Directors and acts as administrator of the PSRP. The committee may retain an investment manager or other advisors as it considers necessary to discharge its duties.

  The trustees and the Administrative Committee are subject to fiduciary duties imposed on them by the Employee Retirement Income Security Act of 1974 (ERISA) and the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA). Participants may begin receiving benefits under the PSRP upon reaching age 59-1/2, or earlier upon a showing of hardship. A participant may elect to receive benefits in a lump sum, in installments, as an annuity providing for guaranteed income for a period certain or in any combination of the foregoing methods. Company contributions credited in 2000 to the PSRP for the benefit of the named executive officers are included in the summary compensation table under the column entitled "All Other Compensation."

Transactions with Directors and Officers

  The Bank has had in the ordinary course of business, and expects to have in the future, banking transactions with certain of its directors, officers, shareholders, and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management, such transactions involving loans have been and will be entered into with such persons in accordance with applicable laws and
(1) in the ordinary course of business (2) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (3) on terms not involving more than the normal risk or collectability or presenting other unfavorable features. For additional reference see Note 10 to the Consolidated Financial Statements for the year ended December 31, 2000 attached to and a part of Civic BanCorp Form 10-K for fiscal year ended December 31, 2000, and included in the Company's Annual Report to Shareholders.

Compensation Committee Report

  The Compensation Committee in accordance with applicable requirements has provided the following report.

                       REPORT ON EXECUTIVE COMPENSATION
             BY THE PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS

  The Company's executive compensation is recommended by the Personnel Committee and approved by the Board of Directors. The Committee usually meets a minimum of three times per year. Salaries are reviewed and determined at the Committee meeting in January. Any increases are approved by the Board of Directors and are effective March 1. Incentive bonus awards are also reviewed and determined at the same meeting. Stock options are generally awarded in January. Compensation for a newly-hired executive may be established by the Committee at a special meeting.

  The compensation policy of the Company is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, profit sharing contributions and stock options.

  The Company's general compensation strategy for executive officers including the Chief Executive Officer is to pay annual and long term compensation which is competitive with other executives compensation of peer group companies, adjusted for the Company's financial condition and performance relative to that peer group. In determining compensation levels, the Company obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates, published surveys and independent compensation consultants.

  The Company has an annual incentive bonus plan for executives and certain officers the size of which is based on achieving certain financial performance goals, primarily the return on assets, which are established by the Personnel Committee and approved by the Board of Directors as part of the annual budgeting process. Other criteria used to determine incentive awards include asset quality and earnings results. The Board also considers professional experience and past and potential future contributions to the Company. Each executive's percentage of an incentive bonus pool is at the discretion of the CEO and is payable subject to satisfactory performance and contingent on approval of the Board of Directors after the calendar year is complete. The maximum amount any participant can earn from the incentive bonus plan is equal to or less than 100% of the participant's base salary.

  Incentive plan bonuses were paid in 1998, 1999 and 2000, based upon the Company's return on assets for those years. The size of the bonus pool is directly tied to the Company's return on assets capping at a 1.70 ROA.

  The total cash compensation including cash bonuses paid to the Company's executive officers for 1998, 1999 and 2000 ranked just above average for the total cash compensation paid to executive officers for banks in our asset size in California.

  Executive officers are permitted to participate in other Company and Bank employee benefit plans including the Profit Sharing Retirement Plan.

  Long term incentive awards consisting of stock options are considered to be a substantial portion of the compensation package of the executive officers and provide additional incentive to increase shareholder value. In 2000 and 1999, stock options were awarded to Messrs. Shelton and Brown and to Mr. Shelton in 1998.

                                          Barclay Simpson, Chairman
                                          David L. Cutter
                                          James C. Johnson
                                          Edward G. Mein
                                          Edward G. Roach

Personnel Committee Interlocks and Insider Participation

  No member of the Personnel Committee is a former or current officer or employee of the Company or its subsidiaries and no director of the Company has any relationship or transaction which would be disclosable under SEC rules.

Performance Graph

  The following graph compares the stock performance of the Company to the performance of the Nasdaq Bank Stock Index and the Nasdaq U.S. Markets index over the past five year period.


                                 CIVIC BANCORP

                           TOTAL RETURN PERFORMANCE

                       [PERFORMANCE GRAPH APPEARS HERE]

                     12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                     --------  --------  --------  --------  --------  --------
Civic BanCorp          100.0     136.7     273.7     193.0     229.1     248.8
Nasdaq US Markets      100.0     123.0     150.7     212.5     394.9     237.6
Nasdaq Bank Stocks     100.0     132.0     221.1     219.6     326.1     241.1

                               2. PROPOSAL TWO:
                   RATIFICATION OF SELECTION OF INDEPENDENT
                              PUBLIC ACCOUNTANTS

  At the 2001 Annual Meeting of Shareholders the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting and entitled to vote:

  RESOLVED, that the selection of KPMG LLP as the independent certified public accountants of Civic BanCorp and its subsidiary, CivicBank of Commerce, for the fiscal year ending December 31, 2001 is hereby ratified.

  If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders. Representatives of KPMG LLP will attend the meeting and will be available to respond to appropriate questions. KPMG LLP will have an opportunity to make a statement if they so desire.

  KPMG LLP has served as the Company's independent certified public accountants since 1994. The Company engaged KPMG LLP as its independent public accountants by letter dated June 14, 1994 between KPMG LLP and the Audit Committee of the Board of Directors. The Company has had no disagreements with its accountants with respect to accounting principles or practices of financial statement disclosure.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  The audit committee operates under a written charter, which specifies among other things, the scope of its responsibilities and how those responsibilities are to be performed. A copy of this charter is included in this Proxy Statement as Appendix A. Members of the Audit Committee are "independent" as defined by the Nasdaq Stock Market, the listing standard applicable to the Company.

  The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States.

  In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees"), and Statement on Auditing Standards No. 1 ("Independence Discussions with Audit Committee"). Further the Committee has considered whether the provisioning non-audit service is compatible with maintaining the independence of KPMG LLP.

  In reliance on the aforementioned reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2000, for filing with the SEC.

                                          John W. Glenn, Chairman
                                          Craig Andersen
                                          David L. Cutter

                                  AUDIT FEES

  Professional fees billed by KPMG LLP for services related to the audit of the Company's 2000 annual financial statements and the reviews of the quarterly financial statements included in the Company's Form 10-Q's for the year 2000 totaled $124,200.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

  The Company did not engage KPMG LLP to provide financial information systems design and implementation services to the Company during the year 2000.

                                ALL OTHER FEES

  Other fees billed by KPMG LLP in the year 2000 for non-audit services included fees for internal audit services of $105,000, merger related assurance and tax services of $21,300 and Federal and State income tax return preparation services of $19,650.

  The Board of Directors recommends a vote FOR approval of Proposal Two.

                               3. OTHER BUSINESS

  If any other matters come before the meeting, not referred to in this Proxy Statement, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

Additional Information and Documents Incorporated by Reference.

  The Report of the Personnel Committee, the Report of the Audit Committee, the Performance Graph, the Audit Committee Charter contained in Appendix A to this Proxy statement and the statement of independence of the Audit Committee members referred to in the Report of the Audit Committee are not to be considered as incorporated by reference into any other filings which the Company makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of, 1934 as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

  The Company has sent to each shareholder entitled to vote at the annual meeting its 2000 Form 10-K as filed with the Securities and Exchange Commission containing financial statements, including the report of its independent public accountants.

                                  Appendix A

                             CIVICBANK OF COMMERCE
                            AUDIT COMMITTEE CHARTER

I.  Audit Committee Purpose
---------------------------


       The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

       . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

       . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

       . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

       The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings
--------------------------------------------

       Audit Committee members shall meet the requirements of the NASD Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

       Audit Committee members shall be appointed by the Board on recommendation of the Personnel Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

       The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, including the management liaison for internal audit, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, its Chair, or a Committee or Committee member designated by the Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties
------------------------------------------------

       Review Procedures
       -----------------

       1. Review and reassess the adequacy of the Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

       2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

       3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's response.

       4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee, or in his absence, another Audit Committee member may represent the entire Audit Committee for purposes for this review.

       Independent Auditors
       --------------------

       5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

       6. Approve the fees and other significant compensation to be paid to the independent auditors.

       7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

       8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

       9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      Internal Audit Department and Legal Compliance
      ----------------------------------------------

      11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

      12. Review the appointment, performance, and replacement of the senior internal audit executive.

      13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

      14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      Other Audit Committee Responsibilities
      --------------------------------------

      15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

      16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 Civic BanCorp
            Proxy for the Annual Meeting of Shareholders to Be Held

     The undersigned hereby appoints Wayne Doiguchi, Edward G. Roach and C. Donald Carr, and each of them, Proxies, with the full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Shareholders of Civic BanCorp to be held on May 3rd, 2001 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and at any adjournment thereof, in the manner indicated and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. The share represented by this Proxy shall be voted as specified below.

     (Continued, and to be marked, dated and signed, on the reverse side)

1. ELECTION OF DIRECTORS:
      FOR the           WITHHOLD                                                                                           I plan to
    election as     authority (as to                                                                                      attend the
  Directors of all    all nominees        2. Ratification of selection of KPMG, LLP as        FOR   AGAINST   ABSTAIN       meeting
     nominees.          listed               independent accountants for 2001.                [_]     [_]       [_]           [_]
       [_]               [_]

Instruction: To withhold authority to vote for any individual nominee(s), strike a line through that nominee's name in the list below:

Craig Andersen, C. Donald Carr, David L. Cutter, Wayne S. Doiguchi,
Herbert C. Foster, John W. Glenn, Gordon Gravelle, James P. Green DDS,
James C. Johnson, John E. Lindstedt, Paul C. Kepler, Edward G. Mein,                 3. OTHER MATTERS. In their discretion, upon
Dale D. Reed, Edward G. Roach and Barclay Simpson.                                      such matters as may properly come before the
                                                                                        meeting; at this time the Board of Directors
                                                                                        is not aware of any other matters that will
                                                                                        be presented. If no direction is given, this
                                                                                        Proxy will be voted for the election of
                                                                                        nominees set forth above, and for the
                                                                                        ratification of the selection of KPMG, LLP.

                                                                                          PLEASE DATE AND RETURN IN
                                                                                          THE ENCLOSED ENVELOPE.



Signature(s)_________________________________________________________________________________________    Date_____________________
Please sign exactly as your name appears above. When signing as a custodian for a minor, executor, administrator, attorney, trustee or guardian please give your full title as such.
------------------------------------------------------------------------------------------------------------------------------------

                           . FOLD AND DETACH HERE .